UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2018

ABIOMED, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-09585	04-2743260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Cherry Hill Drive
Danvers, MA 01923

(Address of Principal Executive Offices, including Zip Code)

(978) 646-1400

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01   Other Events.

Centers for Medicare & Medicaid Services (CMS) Final Rule for the Inpatient Prospective Payment System (IPPS)

On Thursday, August 2, 2018, the Centers for Medicare & Medicaid Services (CMS) released final Medicare payment levels for inpatient hospital discharges for fiscal year 2019 (October 1, 2018 through September 30, 2019). The Final Rule for the Inpatient Prospective Payment System (IPPS) is available on the CMS website at cms.gov. The Proposed Rule published in April 2018, was described by the Company in a Form 8-K filed on April 25, 2018. Impella heart pump related procedures were previously assigned to Medical Severity Diagnosis Related Groups (MS-DRGs) 216-221 for assistance in the catheterization lab only. Impella heart pump uni-ventricular implantation will now be coded in MS-DRG 215, Other Heart Assist Systems Implant.

Final Rule for FY 2019 Impella Heart Pump Reimbursement

After further analysis, CMS eliminated the proposed reduction of 24% and concluded there will be no reduction versus the prior year for MS-DRG 215. The Final Rule will be effective for the 12 months from and after October 1, 2018 for all Medicare hospital inpatient discharges.

The Final Rule also maintains open and bi-ventricular Impella heart pump insertion with removal in MS-DRGs 1-2, the reimbursement rates of which were increased 5%. Additionally, the reimbursement rates for MS-DRGs 268-269, covering Impella heart pump hospital transfer and support for the receiving hospital, were increased 4%.

CMS payment levels for common Impella heart pump procedures are described in Table A.

Table A. Summary of common MS-DRGs from the Final Rule for illustration only.

Common Impella Heart Pump Procedures *	MS-DRG	FY2019 Rate (All Hospitals)	FY2019 Rate (Sample 100 Impella Sites)	Change from FY 2018 Rate (All Hospitals; Oct 1, 2018 vs. Oct 1, 2017)
Uni-Ventricular Impella heart pump percutaneous insertion	215	$78,724	$93,931	0%
Biventricular or open insertion with removal	1	$161,349	$183,816	+5%
ICU care and removal of Impella heart pump, after transfer from outlying hospital	268	$40,955	$49,625	+4%

*	As of October 1, 2018, Impella heart pumps are no longer coded in MS-DRG 216. Actual MS-DRGs may vary based on procedure.

         All Hospitals’ include 3,374 Medicare hospitals, and only approximately 1,400 have ability to implant Impella heart pumps.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Abiomed, Inc.

	By:	/s/ Todd A. Trapp
Todd A. Trapp Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)
Date: August 3, 2018